PetroQuest Energy, Inc.

ENERGY:::GROWTH:::PETROQUEST

February 2007

ENERGY:::GROWTH:::PETROQUEST

PetroQuest Energy, Inc.

PetroQuest Energy, Inc.

400 East Kaliste Saloom Road, Suite 6000
Lafayette, Louisiana 70508
Phone: (337) 232-7028
Fax: (337) 232-0044
www.petroquest.com
NYSE: PQ
Corporate Contact: Todd Zehnder
The information presented herein may contain predictions, estimates and other forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Although
the company believes that its expectations are based on reasonable assumptions, it can give no assurance that its goals will be achieved.  Important factors that could cause actual  results to differ materially from those included in the forward looking statements include the timing and extent of changes in commodity prices for oil and gas, the need to develop and replace reserves, the impact of inclement weather conditions including hurricanes, drilling and operating risks, uncertainties about the estimates of reserves, competition,  environmental risks, government regulation and the ability of the company to meet its stated business goals.
Opening Remarks

ENERGY:::GROWTH:::PETROQUEST

PetroQuest Energy, Inc.

Corporate Characteristics
■
Historically, our growth has come through the drill bit and strategic acquisitions
■
7-year historical drilling success – 88%
■
7-year F&D and Reserve Replacement – $2.52/Mcfe and 255%
■
Added resource play acreage to growth profile – closed 12 acquisitions (68 Bcfe) since December
2003 (blended cost of $1.44/Mcfe)
■
Top quartile operator among peers
■
Highly experienced team with proven track record for generating shareholder returns

ENERGY:::GROWTH:::PETROQUEST

$14.00
$12.00
$10.00
$8.00
$6.00
$4.00
$2.00
$0.00
Stock Price
Enterprise Value ($MM)
$900.0
$800.0
$700.0
$600.0
$500.0
$400.0
$300.0
$200.0
$100.0
$0.0
97
98
99
00
01
02
03
04
05
06

PetroQuest Energy, Inc.

Merger
$0.81
$5.32
$791
$163
$12.74
Adding Up Our Milestones

ENERGY:::GROWTH:::PETROQUEST

PetroQuest Energy, Inc.

Seven Years of Growth
Reserves       38% CAGR
■
■
Production      39% CAGR
■
Cash Flow      137% CAGR
■
Shareholders’ Equity      35% CAGR
■
Stock price      39% CAGR

ENERGY:::GROWTH:::PETROQUEST

PetroQuest Energy, Inc.

Optimize Existing Production
Development Drilling
Resource Play Development
Synergistic Acquisitions
Exploration Program
Increases in Corporate Metrics
Company Growth Strategy

ENERGY:::GROWTH:::PETROQUEST

PetroQuest Energy, Inc.

Arkoma
Basin
East Texas
Gulf Coast Region
Lafayette
Houston
New Orleans
Non-operated
PQ operated
We have grown beyond
being solely a Gulf Coast
Basin company – our goal
is to have 75% of our reserves
in long-lived basins
52% Reserves
48% Reserves
Our Properties

ENERGY:::GROWTH:::PETROQUEST

CONVENTIONAL PLAYS

16%
12%
23%
49%

PetroQuest Energy, Inc.

EAST TX
ARKOMA
South
Louisiana
Offshore
GOM
UNCONVENTIONAL PLAYS
Proved
Reserves (1)
Drilling
Locations (1)
Yearly
Prod. (2)
EAST TEXAS
ARKOMA
SOUTH LOUISIANA
OFFSHORE GULF OF MEXICO
■
Three separate
basins – all
core to PQ
Gulf Coast
Net Unrisked
Inventory (1)
(1) Reserves as of December 31, 2006; inventory and locations as of September  30, 2006  (reserves and inventory in Bcfe)
(2) Based on guidance for 2007  (79 – 85 MMcfe/day)
45.4
24.5
23.8
40.8
134.5
346
617
184
240
1,387
252
479
22
35
788
Our Portfolio
■
Three separate
basins – all
poised for
growth

Propelling our Future Growth
■
Approximately 40% of projected reserve growth will come from new “resource” plays
■
52% of our reserves are in long-lived basins
■
To date – 94% drill bit success rate in long-lived areas
■
31% of our daily production is from these areas
■
Concentration in three core areas with significant control of operations
■
Large acreage positions with expansion potential
■
Facilities ownership and control
■
Value adding potential through technology improvements in long-lived areas

ENERGY:::GROWTH:::PETROQUEST

PetroQuest Energy, Inc.

Oklahoma
Arkansas
Hartshorne Coal
Arkoma
Basin
Woodford Shale
Trend
■
Approximately 35,000 net acres in the Hartshorne Coal
■
Approximately 25,000 net acres in the Woodford Shale
■
One rig working full time in the Hartshorne Coal
■
One operated rig working in the Woodford Shale; continuous non-operated activity in the Woodford Shale
■
Operate 152 miles of gathering system
■
Current production of ~10,000 Mcf/day; increasing monthly
Arkoma Basin

ENERGY:::GROWTH:::PETROQUEST

PetroQuest Energy, Inc.

Arkoma Basin
Woodford Shale
PQ acreage
LEGEND
Caney Woodford Shale Trend
Fayetteville
Shale Trend
Barnett
Shale Trend
Texas
Oklahoma
Louisiana
Arkansas
Woodford Shale
■
 Approximately 25,000 net acres
■
 Projected 80 acre spacing – 300+ locations
■
 Projected 40 acre spacing – 600+ locations
■
Current economics per horizontal well: 2.5 to        3.5 Bcf; $3.5MM to $4.5 completed
well cost; 2.5 to 4.0 MMcf/day I.P. rate
■
PQ currently drilling vertical and horizontal wells
Arkoma Basin – Emerging Resource Play

ENERGY:::GROWTH:::PETROQUEST

Internal Rate of Return (%)
100
90
80
70
60
50
40
30
20
10
$4.00
$6.00
$8.00
$10.00

Krebs
Morrow
Mississippian
Devonian

PetroQuest Energy, Inc.

Woodford Shale Well Economics
Gas Price (per Mcf)
Hartshore Coal            2,500’
Mayes Shale              Frac Barrier
Woodford Shale           7,000’
Sylvan Shale             Frac Barrier
Cromwell Sandstone    5,400’
Caney Shale               6,400’
Arkoma Basin

East Texas Basin
■
62,000 gross acres; anchored by SE Carthage Field
■
11 MMcfe/day net production (average of 3rd quarter)
■
10,500 Mcfe/day net production in SE Carthage Field
■
500 Mcfe/day net production in other areas
■
Travis Peak and Cotton Valley Formations
■
$1.9 MM average well cost – dual completion
■
1+ Bcfe reserve potential per well
■
Over 100 identified locations in SE Carthage Field
■
Four new areas entered during 2005 with 100+ possible locations
■
Three full time rigs working in the basin

ENERGY:::GROWTH:::PETROQUEST

DALLAS
WOOD
KAUFMAN
MARION
CADDO
SMITH
CHEROKEE
ANDERSON
HILL
FREESTONE
LIMESTONE
MCLENNAN
NACOGDOCHES
HOUSTON
SABINE
FALLS
ROBERTSON
TRINITY
POLK
TYLER
JASPER
MADISON
MILAM

PetroQuest Energy, Inc.

SE CARTHAGE
GROSS ACRES: 45,000
I.P. RATE – 1,300
POTENTIAL DRILLS: 100+
MCF/DAY
NICKLAUS PROSPECT
GROSS ACRES: 1,546
POTENTIAL DRILLS: 15+
JONES PROSPECT
GROSS ACRES: 8,800
POTENTIAL DRILLS: 50+
SOUTH ALTO
GROSS ACRES: 4,247
I.P. RATE – 1,000
POTENTIAL DRILLS: 30
MCF/DAY
HOGAN PROSPECT
GROSS ACRES: 960
POTENTIAL DRILLS: 6
PALMER PROSPECT
GROSS ACRES: 1,562
POTENTIAL DRILLS: 10
PROSPECTS
DISCOVERIES
TEXAS
East Texas Basin

ENERGY:::GROWTH:::PETROQUEST

Internal Rate of Return (%)
70
60
50
40
30
20
10
0
$4.00
$6.00
$8.00
$10.00

PetroQuest Energy, Inc.

 Capital Expenditure   $1.9MM
 Reserves   1.1 Bcfe
 F&D Cost (per Mcf)   $1.73
 I.P. Rate   1.3 MMcfe/d
 LOE   $0.73 / Mcfe
 Reserve Life   30+ years
Gas Price (per Mcf)
Carthage Field – Dual Completed Well Economics
East Texas Basin

ENERGY:::GROWTH:::PETROQUEST

PetroQuest Energy, Inc.

PetroQuest Energy
Bill Barrett Corp
Carrizo Oil & Gas
Denbury Resources
EOG Resources
Gasco Energy
Goodrich Petroleum
Quicksilver Resources
Southwestern Energy
The Exploration Co.
Ultra Petroleum
Average, excluding PetroQuest
Average, excluding high / low & PetroQuest
2006E CF
Multiple(1)
4.7
5.1
14.2
7.7
5.9
20.4
15.6
13.8
14.9
12.8
17.7
12.8
11.5
(1) Consensus estimates Bloomberg L.P.; company stock prices as of 12/31/2006
2007E CF
Multiple(1)
4.1
4.5
9.3
7.6
5.6
14.4
8.9
10.8
10.6
  8.2
14.0
9.4
8.2
2008E CF
Multiple(1)
  3.3
3.8
7.8
5.9
4.8
9.1
4.8
9.5
8.0
8.2
10.6
7.25
6.6
Resource Players
Cash Flow Comparison

ENERGY:::GROWTH:::PETROQUEST

PetroQuest Energy, Inc.

Lafayette
Atchafalaya (Drilling)
Kosati Pines
WC Drilling
Program
SS 72 Drilling
Program
Fricasse
Pelican Point
(Drilling)
Bandon
Dunes
Pacific Dunes
Ballyliffin
Brittas Bay
2007 Gulf Coast Drilling Program

ENERGY:::GROWTH:::PETROQUEST

Prospect	NRI	First Production	Feet of Pay	I.P. Rate

Prospect	Ownership	Total Depth	Gross Unrisked Reserves	Spud Date
Pelican Point	25%	20,000	61 Bcfe	Drilling
Atchafalaya	23%	15,500	62 Bcfe	Drilling
Fricasse	43%	13,200	7 Bcfe	Mar-07
Kosati Pines	25%	16,500	23 Bcfe	Apr-07
Bandon Dunes	28%	16,200	40 Bcfe	Apr-07
Ballyliffin	50%	14,500	15 Bcfe	May-07
Pacific Dunes	15%	4,000	8 Bcfe	Jun-07
Brittas Bay	50%	13,500	9 Bcfe	Sep-07
SS 72 Drilling Program	30%	Various	<10 Bcfe/drill	Various
WC Drilling Program	25%	Various	<10 Bcfe/drill	Various

PetroQuest Energy, Inc.

2007 Gulf Coast Drilling Program

Consistent Approach Generates
Continued Growth
■
Economic reserve additions and production growth
■
Effective cost control
■
Balanced portfolio of projects
■
Use acquisitions to augment future drilling program

ENERGY:::GROWTH:::PETROQUEST

200
180
160
140
120
100
80
60
40
20
0
1998
1999
2000
2001
2002
2003
2004
2005
2006

PetroQuest Energy, Inc.

East Texas
Arkoma
Gulf Coast
Bcfe
2007
2008
Growth in Reserves

ENERGY:::GROWTH:::PETROQUEST

$175
$150
$125
$100
$75
$50
$25
$0
1998
1999
2000
2001
2002
2003
2004
2005
2006

PetroQuest Energy, Inc.

in millions
Cash Flow Growth

ENERGY:::GROWTH:::PETROQUEST

$6.90
$5.90
$4.90
$3.90
$2.90
$1.90
$0.90
($0.10)
1998
2000
2002
2004
9/30/2006

PetroQuest Energy, Inc.

$ / Mcf
Gross Margin

ENERGY:::GROWTH:::PETROQUEST

PetroQuest Energy, Inc.

Onshore
Offshore
100% Gulf Coast
40% East
Texas
21% Arkoma
15% South
      Louisiana
24% GOM
$160 - 175 million
Drill 70 - 80 Wells
$64 million
Drilled 10 Wells
2002
2007
Capital Investment Program –
Our Change is Complete

ENERGY:::GROWTH:::PETROQUEST

Drilled
Completed
120
100
80
60
40
20
0
1998
1999
2000
2001
2002
2003
2004
2005
2006

PetroQuest Energy, Inc.

Drilling Activity Leads to Production Growth

ENERGY:::GROWTH:::PETROQUEST

35
30
25
20
15
10
5
0
1998
1999
2000
2001
2002
2003
2004
2005
2006E
2007E

PetroQuest Energy, Inc.

Gulf Coast
East Texas
Arkoma
Bcfe
We’re Forecasting Production Growth

Framework for Future Growth
■
PetroQuest has the inventory and capability to continue its steady production and reserve growth in all three basins
■
Resource plays forecasted to grow production and reserves in our long-lived areas
■
Continue to improve operating efficiencies in our long-lived areas through continuous drilling
■
15 high quality exploration prospects in inventory
■
Balance sheet supports reserve base expansion
■
Management owns largest portion of company among peer group

February 2007